UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2012

NITRO PETROLEUM INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-50932	98-0488493
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

624 W. Independence, Suite 101

Shawnee, OK  74804

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (405) 273-9119

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01                   Changes in Registrant’s Certifying Accountant.

(a)                                 Dismissal of Independent Certifying Accountant

Effective October 18, 2012, Killman, Murell & Company, P.C. (“Killman Murell”) was dismissed as the Company’s independent registered public accounting firm.  The dismissal of Killman Murell as the independent registered public accounting firm was approved by the Company’s Board of Directors.

The reports of Killman Murell regarding the Company’s financial statements for the fiscal years ended January 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports of Killman Murell on the Company’s financial statements for the fiscal years ended January 31, 2011 and 2010 each contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended January 31, 2011 and 2010, and during the period from January 31, 2011 to October 18, 2012, the date of dismissal, (a) there were no disagreements with Killman Murell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Killman Murell would have caused it to make reference to such disagreement in its reports; and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Killman Murell with a copy of the foregoing disclosures and requested that it furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)                                 Engagement of Independent Certifying Accountant

Effective October 18, 2012, the Board of Directors of the Company engaged Montgomery, Coscia, Grelich LLP (“MCG”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended January 31, 2012.

During each of the Company’s two most recent fiscal years and through the interim periods preceding the engagement of MCG, the Company (a) has not engaged MCG as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with MCG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by MCG concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1                              Letter of Killman, Murell & Company, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2012	NITRO PETROLEUM INCORPORATED

	By:	/s/ James G. Borem
James G. Borem, Chief Executive Officer